Exhibit 10.1

SEPARATION AGREEMENT AND RELEASE OF CLAIMS

This Separation Agreement and Release of Claims (the “Separation Agreement”) is made and entered into as of the Effective Date (as that term is defined in Section 29 below) by and between Kevin Phelps (the “Executive” or “Phelps”) and Immune Therapeutics, Inc., a Florida corporation (the “Company” or “ITI”). The Executive and the Company are each referred to herein as a “Party” and are collectively referred to herein as the “Parties.”

RECITALS:

R-1. The Company and Executive entered into that certain employment agreement effective April 29, 2020 pursuant to which the Company employed Phelps as its Chief Executive Officer (the “Employment Agreement”). Phelps’s employment with the Company was thereafter expanded to include the roles of President and Chief Financial Officer.

R-2. The Executive is also currently a member of the Company’s Board of Directors pursuant to an earlier agreement with the Company (the “Phelps Director Agreement”).

R-3. The Executive has alleged that the Company owes him $660,000 for accrued but unpaid compensation through March 31, 2022 for his services as the Company’s Chief Executive Officer, President, and Chief Financial Officer and for his services as a member of the Company’s Board of Directors. The Company disputes owing the Executive that amount.

R-4. The Parties are entering into this Separation Agreement to provide for some terms regarding the severance of Executive’s employment with the Company, including his employment as the Company’s Chief Executive Officer, President, and Chief Financial Officer, and to resolve any and all disputes, claims, complaints, grievances, charges, actions, petitions, and demands that the Executive may have against the Company and any of the Releasees as defined below, including, but not limited to, any and all claims arising out of or in any way related to Executive’s employment with or separation from the Company.

R-5. For purposes of clarity, this Separation Agreement does not end Phelps’s tenure as a member of the Company’s Board of Directors.

AGREEMENT:

NOW THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt, adequacy, and sufficiency of which is hereby acknowledged by each Party, the Parties agree as follows:

1. Severance of Employment with the Company. The Executive resigns his employment with the Company and from his positions as the Company’s Chief Executive Officer, President, and Chief Financial Officer, and all other positions he holds with the Company, excluding his position as a member of the Company’s Board of Directors, effective July 18, 2022 (the “Separation Date”). The Executive acknowledges that his resignation is not the result of any disagreement with the Company on any matter relating to its operation, policies (including accounting or financial policies) or practices. In light of the Executive’s resignation, the Parties further agree that the Employment Agreement is hereby terminated effective as of the Separation Date and that any advance notice required by either of them to terminate the Employment Agreement under that agreement is hereby waived.

2. [Reserved.]

3. Separation Payment. Subject to the Executive executing and returning this Separation Agreement and this Separation Agreement becoming effective as provided in Section 29 below, the Company shall provide the Executive with a severance payment consisting of three convertible promissory notes (collectively, the “Separation Payment”), two of which shall be for the principal amount of one hundred thousand and zero/100 United States dollars ($100,000.00) each and in the form substantially appended hereto as Exhibits A and B, respectively, and the third of which shall be for the principal amount of two hundred thousand and zero/100 United States dollars ($200,000.00) and in the form substantially appended hereto as Exhibit C, and further provided that the Executive properly executes and returns each of those three convertible promissory notes to the Company by the deadline set forth in Section 29 below. No later than one business day thereafter, the Company shall execute and deliver those convertible promissory notes, as executed by the Company, to the Executive. The Company may report the Separation Payment to the IRS and any appropriate state taxing authority on an appropriate IRS form(s) and appropriate form(s) of such state taxing agency or agencies.

4. No Additional Benefits. Other than as set forth in this Separation Agreement, the Executive expressly acknowledges and agrees that he is not entitled to and will not receive any additional compensation, payments, or benefits of any kind from the Company and the Releasees (as that phrase is defined in Section 7(b) below), including, but not limited to, (a) any benefits, reimbursements, severance payment, bonus payment, or compensation of any kind provided for in the Phelps Director Agreement for any and all periods of time on or before the Effective Date, (b) any of the alleged accrued but unpaid compensation described in Recital 3 above, or (c) any benefits, reimbursements, severance payment, bonus payment, or compensation of any kind provided for in the Employment Agreement, and the Executive expressly acknowledges and agrees that no representations or promises to the contrary have been made to him.

5. Cancellation of Previously Issued Promissory Notes. The Executive expressly acknowledges, represents, warrants, and agrees that the three promissory notes that the Company previously issued to him, copies of which are attached as Exhibits D – F, respectively, must be canceled and voided as a condition of the Company’s willingness to enter into this Separation Agreement and as part of the consideration for the Company’s agreements in Section 3 above, as well as the other agreements of the Company contained in this Separation Agreement. Accordingly, the promissory notes from the Company to the Executive, copies of which are attached as Exhibits D - F, are hereby canceled and void as of the Effective Date.

(a) Executive represents, warrants, and agrees that at no time on or before the Effective Date has he sold, conveyed, pledged, encumbered, or transferred in any way any of the promissory notes, copies of which are attached as Exhibits D – F, hereto, any portion of any of those promissory notes, or any right, title, or interest in or under any of those promissory notes, or exercised his conversion rights, if any, under any of those promissory notes.

(b) Executives represents and warrants that the Company has not issued him any promissory notes other than those for which copies are attached hereto as Exhibits D – F.

6. Unemployment. The Company will not object to any lawful application by the Executive to receive unemployment benefits.

7. Release of Claims.

(a) As a condition of the Company’s willingness to enter into this Separation Agreement, and in consideration for the Company’s agreements in Section 3 above, as well as the other agreements of the Company contained in this Separation Agreement, the Executive, with the intention of binding himself, his heirs, beneficiaries, trustees, administrators, executors, assigns and legal representatives (collectively, the “Releasors”), hereby releases, waives and forever discharges the Company and the Releasees from, and hereby acknowledges full accord and satisfaction of, any and all claims, demands, causes of action, and liabilities of any kind whatsoever (upon any legal or equitable theory, whether contractual, common law or statutory, under federal, state or local law or otherwise), whether known or unknown, asserted or unasserted, by reason of any act, omission, transaction, agreement or occurrence that the Executive ever had, now has or hereafter may have against the Company and the Releasees up to and including the Effective Date.

Without limiting the generality of the foregoing, the Releasors hereby release and forever discharge the Company and the Releasees from:

(i) any and all claims relating to or arising from the Executive’s employment with the Company, the terms and conditions of that employment, the cessation of that employment, and the Executive’s separation from the Company;

(ii) any and all claims relating to or arising from the Executive’s service as a member of the Company’s Board of Directors,

(iii) any and all claims of employment discrimination, harassment or retaliation under any federal, state or local statute or ordinance, public policy or the common law, including, without limitation, any and all claims under Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Americans with Disabilities Act, the Rehabilitation Act of 1973, the Fair Labor Standards Act, the Equal Pay Act, the Sarbanes-Oxley Act of 2002, the Dodd-Frank Act, the Genetic Information Nondiscrimination Act of 2008, the Family Medical Leave Act, the Health Insurance Portability and Accountability Act of 1966, the National Labor Relations Act, the federal Occupational Safety and Health Act, the Families First Coronavirus Response Act, the Coronavirus Aid, Relief, and Economic Security Act, the Constitution of the State of Florida, the Florida Civil Rights Act, Fla. Stat. § 760.01, et seq., Florida’s Private-Sector Whistle- blower’s Act, Fla. Stat. § 448.101, et seq., Florida’s Public-Sector Whistle-blower’s Act, Fla. Stat. § 112.3187, et seq., Florida’s Statutory Provision Regarding Retaliation/Discrimination for Filing a Workers Compensation Claim, Fla. Stat. § 440.205, Florida’s Statutory Provision Regarding Wage Rate Discrimination Based on Sex, Fla. Stat. § 448.07, the Florida Minimum Wage Act and any other Florida wage payment laws, the Florida Equal Pay Act, Fla. Stat. § 725.07, the Florida Omnibus AIDS Act, Fla. Stat. § 760.50, Orange County, Fl. Code of Ordinances, § 22-4 and §§ 22-26 to 22-29, any other laws and ordinances of the State of Florida, Orange County, Florida, and the City of Winter Park, Florida, the Constitution of New York, the New York Human Rights Law, N.Y. Exec. Law § 290 et seq., N.Y. Civ. Rights Law § 40-c et seq. (New York anti-discrimination law), N.Y. Lab. Law § 194 et seq. (New York equal pay law), N.Y. Lab. Law § 740 (New York whistleblower protection law), N.Y. Lab. Law § 201-c (New York adoption leave law), any other laws and ordinances of the State of New York, Monroe County, New York, and the Town of Pittsford, New York, including as all of the aforementioned constitutions, laws, and ordinances as have been or may be amended;

(iii) any and all claims for employee benefits, including, without limitation, any and all claims under the Employee Retirement Income Security Act of 1974, as amended; provided, however, that nothing in this Section 7 is intended to release, diminish, or otherwise affect any vested monies or other vested benefits to which the Executive may be entitled from, under, or pursuant to any savings or retirement plan of the Company;

(iv) any and all claims for slander, libel, defamation, negligent or intentional infliction of emotional distress, personal injury, prima facie tort, negligence, compensatory or punitive damages, or any other claim for damages or injury of any kind whatsoever; and

(v) any and all claims for monetary recovery, including, without limitation, attorneys’ fees, experts’ fees, medical fees or expenses, costs and disbursements and the like.

By entering into this Separation Agreement, the Executive represents and agrees that the failure of this Separation Agreement to specifically identify or enumerate above any statute or common law theory under which he releases claims is not intended by the Executive or the Company to limit, diminish or impair in any way the Executive’s intended and actual release of all claims, demands, causes of action, and liabilities of any kind whatsoever against the Company and the Releasees.

(b) For purposes of this Agreement, the term “the Company and the Releasees” includes Immune Therapeutics, Inc. and its predecessors, direct and indirect affiliates, related companies, successors and assigns, regardless of the jurisdiction in which such entities may be located, and all of its and their respective past, present and future directors, officers, members, managers, employees, insurers, attorneys, representatives and agents, whether acting as agents or in their individual capacities, and this Separation Agreement shall inure to the benefit of and shall be binding and enforceable by all such entities and individuals.

(c) It is understood that this release does not serve to waive any rights or claims that, pursuant to law, cannot be waived or subject to a release of this kind, such as: (i) claims for unemployment or workers’ compensation benefits; (ii) rights to vested benefits under any applicable welfare, retirement and/or pension plans; (iii) rights to defense and indemnification, if any, from the Company for actions taken by the Executive in the course and scope of the Executive’s employment with the Company; (iv) claims, actions, or rights arising under or to enforce the terms of this Separation Agreement; and/or (v) the right to file a charge with an administrative agency or participate in an agency investigation; provided, however, that the Executive hereby waives his right to recover any money in connection with such charge or investigation. Moreover, nothing in this Separation Agreement limits or waives, or is intended to limit or waive, the Executive’s right pursuant to the Older Workers Benefit Protection Act to seek a judicial determination of the validity of the Separation Agreement’s waiver of claims under the Age Discrimination in Employment Act.

(d) Notwithstanding the foregoing provisions of this Section 7, this release does not serve to waive any rights or claims the Executive may have against the Company and the Releasees under the federal the Age Discrimination in Employment Act or the federal Older Workers Benefit Protection Act or any claims for age discrimination under the laws or regulations of the State of Florida or State of New York state law or the ordinances of Orange County, Florida, the City of Winter Park, Florida, Monroe County, New York, or the Town of Pittsford, New York.

8. No Pending or Future Lawsuits. The Executive represents and warrants that, as of the date he executes this Separation Agreement:

(a) there is no pending lawsuit, claim, or action in his name, or on behalf of any other person or entity, against the Company or any of the other Releasees that he has filed or caused to be filed; and,

(b) he does not intend to file or cause to be filed any lawsuit, claim, or action on his own behalf or on behalf of any other person or entity against the Company or any of the other Releasees that are covered by the release of claims in Section 7 above.

9. Separation from Employment. By entering into this Separation Agreement, the Executive acknowledges and agrees that his employment with the Company has been permanently and irrevocably severed. The Executive agrees that the Company shall not have any obligation at any time in the future to reemploy him or enter into any other business arrangement of any kind with him. The Executive further agrees that if he does seek reemployment or any other business arrangement with the Company under which he would receive compensation for services performed by him, a rejection by the Company of his application or inquiry will not constitute a violation of this Separation Agreement or a violation of law in any manner whatsoever.

10. Company Property and Information. Except as provided in Section 10(a) below, the Executive agrees to return to the Company, within five (5) business days of the Effective Date, any computer equipment, office keys, credit and telephone cards, ID and access cards, etc., and any and all original and duplicate copies of the Executive’s work product and of files, client lists, calendars, books, employee handbooks, records, notes, notebooks, manuals, storage drives, and any other materials the Executive has in his possession or under his control belonging to the Company, or containing confidential or proprietary information concerning the Company, (including Confidential Information, as that phrase is defined in Section 11 below) in his custody or possession (“Company Property”), regardless of the format, medium or location in which such information is stored, maintained or accessed. The Executive agrees, represents, and warrants that, as of the fifth day following the Effective Date (i) the Executive shall have returned to the Company all Company Property (including without limitation any and all emails and attachments that the Executive emailed to his personal email account from his email account with the Company); (ii) the Executive will have not made or taken copies of such Company Property (including without limitation any and all emails and attachments that the Executive emailed to his personal email account from the Executive’s Company email account); and (iii) the Executive will have completely removed all electronically stored Company Property from all storage media in his possession, custody or control, including, without limitation, from his home computer system(s), personal email account(s), and any external disk(s), flash drive(s), cloud storage services, or any other format or medium in which information can be stored, maintained or accessed. By signing this Separation Agreement, the Executive expressly agrees that the Company shall have the right, on demand, to verify through an independent third-party forensic examiner that the Executive has not retained Company Property in any form or manner whatsoever, including without limitation in or on any electronic device, phone, PDA, computer, e-mail account, hard drive or cloud storage system, whether or not personal in nature; provided, however, that such third-party forensic examiner will conduct any examination in a manner designed to protect purely personal information or data from disclosure to the Company as a result of the examination. The Executive further agrees that the Company shall in addition to any other legal remedies available to it, be entitled to (y) equitable relief, including, without limitation, specific performance, a temporary restraining order(s), and temporary or permanent injunctive relief and (z) liquidated damages in an amount equal to the Separation Payment, to enforce the provisions of this section.

(a) The computer owned by the Company that is currently in the Executive’s possession as of July 19, 2022 is hereby conveyed to the Executive, provided that this Separation Agreement becomes effective and on the express condition that Executive delete or return to the Company all Company Property on that computer within five (5) business days of the Effective Date and that Executive provide the Company with written confirmation that he has done so within that same time period.

11. Confidentiality.

(a) The Executive represents, acknowledges, and agrees that, while employed by the Company, he had access to and possessed information and materials that are not publicly available, including, without limitation, information and materials concerning the Company’s client identities, lists or other client information; pricing and billing strategies; personnel matters; personnel decisions made by the Company; proprietary information; marketing, advertising and promotional ideas and strategies; marketing surveys and analyses; technology; marketing plans and research; and methods, techniques, processes and know-how; trade secrets and other intellectual property, whether tangible or intangible and whether or not stored, compiled or memorialized physically, electronically or graphically or in writing (“Confidential Information”). The negotiations, if any, between the Company the Executive pertaining to this Separation Agreement are also Confidential Information.

(b) The Executive agrees that, for the maximum time period permitted by applicable law, he shall not access, use, or disclose Confidential Information before it has become publicly known, through no fault of his own, unless required by compulsory legal process. The Executive’s nondisclosure obligation under this Section 11(b) includes, without limitation, statements to individuals or groups, the media, the press, online media sites, and on social media accounts (including, by way of example only, Facebook, LinkedIn, Twitter, Instagram, and the like). The Executive also agrees that, if he is ever asked to disclose any Confidential Information pursuant to legal process or otherwise, he will immediately contact the Company’s chief executive officer to seek the Company’s express written consent to such disclosure prior to such disclosure.

(c) If the Executive breaches any of the provisions in this Section 11 above, the Company shall, in addition to any other rights set forth in this Section 11, have the right and remedy to seek from any court or other tribunal (including an arbitrator) of competent jurisdiction specific performance of the provision in Section 11 breached by the Executive or injunctive relief against any act which would violate any of the provisions of Section 11, it being acknowledged and agreed that any such breach may cause irreparable injury to the Company, its subsidiaries, and affiliates and that money damages will not provide an adequate remedy to the Company, its subsidiaries, and affiliates.

(d) Notwithstanding Section 13 of this Separation Agreement, if any of the provisions of this Section 11 are held by a court or other tribunal of competent jurisdiction (e.g., an arbitrator) to be void, unlawful, or unenforceable, the court or tribunal may, if applicable law permits, modify the void, unlawful, or unenforceable provision(s) to the minimum extent needed to make it valid, legal, and enforceable, or, if the law does not permit such modification or if the court or tribunal elects not to make such modification, the void, unlawful, or unenforceable provision(s) shall be deemed severable and stricken from Section 11 and this Separation Agreement, and shall not affect the validity, legality, and enforceability of any remaining provisions in Section 11 or the Separation Agreement, which shall remain in full force and effect.

12. Non-disparagement.

(a) The Company agrees that it shall make no statements, remarks, or comments, orally or in writing, publicly or privately, to any third party that would constitute actionable defamation with regard to the Executive. Notwithstanding the foregoing provisions of this Section 12(a), the Company is not restricted (i) from providing information about the Executive to a court or governmental agency as required or permitted by applicable law or (ii) announcing that the Executive has resigned and separated from the Company.

(b) The Executive agrees that he shall make no statements, remarks, or comments, orally or in writing, publicly or privately, to any third party that would constitute actionable defamation with regard to, the Company, its predecessors, direct and indirect affiliates, related companies, or any of their current or former respective management, officers, directors, shareholders, members, employees, agents, or representatives, or any of their products, services, divisions, or the Company’s business. Notwithstanding the foregoing provisions of this Section 12(b), the Executive is not restricted from providing information about any of the entities listed in this Section 12(b) to a court or governmental agency as required or permitted by applicable law.

13. Severability. If at any time after the Effective Date any provision of this Separation Agreement shall be held by any court or other tribunal of competent jurisdiction to be illegal, void, or unenforceable, such provision shall be of no force and effect. The illegality or unenforceability of such provision shall have no effect upon, and shall not impair the enforceability of, any other provision of this Separation Agreement, provided, however, that if Section 7 is held to be illegal, void, or unenforceable in whole or in part, the Executive agrees to promptly execute a legal, valid, and enforceable general release and waiver in favor of the Company and the Releasees and, in the event that such a legal, valid, and enforceable general release and waiver of claims cannot be or is not obtained, then the Executive shall be deemed to have assigned, transferred, and conveyed the claims described in Section 7 to the Company.

14. Voluntary Agreement.

(a) The Company hereby advises the Executive to consult with an attorney before executing this Separation Agreement.

(b) By executing this Separation Agreement, the Executive acknowledges and agrees that he: (i) has carefully read and fully understands all of the provisions of the Separation Agreement (including the provisions in Section 7 concerning his release of claims); (ii) understands that, pursuant to Section 7 of the Separation Agreement, he is releasing the claims described in Section 7 that he may have against the Company and the Releasees; (iii) knowingly and voluntarily agrees to all of the terms set forth in this Separation Agreement (including the provisions in Section 7 concerning his release of claims); (iv) knowingly and voluntarily agrees to be legally bound by this Separation Agreement (including the provisions in Section 7 concerning his release of claims); (v) has been advised to consult with an attorney before signing this Separation Agreement; and (vi) has had an opportunity to consult with an attorney of his own choosing before signing this Separation Agreement.

15. No Admission. The Executive understands and agrees that the making of this Separation Agreement is not intended, and shall not be construed, as an admission that the Company and the Releasees, or any person now or previously employed by or associated with the Company and the Releasees, have violated any federal, state, or local law, ordinance, regulation, public policy, or common law rule, or have committed any wrong whatsoever against the Executive. This Separation Agreement shall be deemed to fall within the protection afforded to settlements, compromises, and offers to compromise by applicable law.

16. Complete Agreement. This Separation Agreement represents the complete understanding between the Executive and the Company concerning the subject matter of this Separation Agreement, and no other promises or agreements concerning the subject matter of this Separation Agreement shall be binding unless reduced to writing and signed by the Executive and the Company. The Executive and the Company agree that this Separation Agreement supersedes any prior agreements or understandings of the Parties, whether oral or written, concerning the subject matter of this Separation Agreement.

17. No Oral Modification. This Separation Agreement may only be amended in a writing signed by the Executive and the Company’s then-chief executive officer.

18. Drafting. Should any provision of this Separation Agreement require interpretation or construction, it is agreed by the Executive and the Company that the person interpreting or construing this Separation Agreement shall not apply a presumption against one Party by reason of the rule of construction that a document is to be construed more strictly against the party who prepared the document.

19. Successors and Assigns. This Separation Agreement is binding upon, and shall inure to the benefit of, the Company and the Releasees, and its and their respective heirs, executors, administrators, successors, and assigns.

20. Tax Consequences. The Company makes no representations or warranties with respect to the tax consequences of the payments and any other consideration provided to the Executive or made on his behalf under the terms of this Separation Agreement. The Executive agrees and understands that he is responsible for payment, if any, of local, state, and/or federal taxes on the payments and any other consideration provided hereunder by the Company and any penalties or assessments thereon. The Executive further agrees to indemnify and hold the Company harmless from any claims, demands, deficiencies, penalties, interest, assessments, executions, judgments, or recoveries by any government agency against the Company for any amounts claimed due on account of (a) the Executive’s failure to pay or delayed payment of, federal or state taxes, or (b) damages sustained by the Company by reason of any such claims, including attorneys’ fees and costs.

21. Authority. The Company represents and warrants that the undersigned representative of the Company has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Separation Agreement. The Executive represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through him to bind them to the terms and conditions of this Separation Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

22. No Representations. The Executive represents and warrants that, before executing this Separation Agreement, he has had an opportunity to consult with an attorney of his choosing about this Separation Agreement and that the Executive has carefully read and understands the scope and effect of the provisions of this Separation Agreement. The Executive represents and warrants that he has not relied upon any representations, warranties, or statements made by the Company that are not specifically set forth in this Separation Agreement.

23. No Waiver. The failure of the Company to insist upon the performance of any of the terms and conditions in this Separation Agreement, or the failure to prosecute any breach of any of the terms or conditions of this Separation Agreement, shall not be construed thereafter as a waiver of any such terms or conditions. This entire Separation Agreement shall remain in full force and effect as if no such forbearance or failure of performance had occurred.

24. Attorneys’ Fees. In the event that either Party brings an action to enforce or effect its rights under this Separation Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including the costs of mediation, arbitration, litigation, court fees, and reasonable attorneys’ fees incurred in connection with such an action.

25. ARBITRATION. THE PARTIES AGREE THAT THE EXCLUSIVE FORUM FOR RESOLVING ANY AND ALL DISPUTES ARISING OUT OF THE TERMS OF THIS SEPARATION AGREEMENT, THEIR INTERPRETATION, OR ANY OF THE MATTERS HEREIN RELEASED SHALL BE BINDING ARBITRATION IN ORANGE COUNTY, FLORIDA BEFORE THE JUDICIAL ARBITRATION & MEDIATION SERVICES, INC. (“JAMS”), PURSUANT TO ITS EMPLOYMENT ARBITRATION RULES & PROCEDURES (“JAMS RULES”). IN ANY ARBITRATION TO RESOLVE ANY SUCH DISPUTE, THE ARBITRATOR MAY GRANT INJUNCTIONS AND OTHER RELIEF, AND THE ARBITRATOR SHALL ADMINISTER AND CONDUCT THE ARBITRATION IN ACCORDANCE WITH FLORIDA LAW AND SHALL APPLY SUBSTANTIVE AND PROCEDURAL FLORIDA LAW TO ANY SUCH DISPUTE OR CLAIM, WITHOUT REFERENCE TO ANY CONFLICT-OF-LAW PROVISIONS OF ANY JURISDICTION. TO THE EXTENT THAT THE JAMS RULES CONFLICT WITH FLORIDA LAW, FLORIDA LAW SHALL TAKE PRECEDENCE. THE DECISION OF THE ARBITRATOR SHALL BE FINAL, CONCLUSIVE, AND BINDING ON THE PARTIES TO THE ARBITRATION, SUBJECT TO A PARTY’S RIGHT, IF ANY, UNDER FLORIDA STATUTES § 682.10, § 682.13, OR § 682.14 OR 9 U.S.C. § 10 OR § 11 TO PETITION A COURT TO CLARIFY, VACATE, MODIFY, OR CORRECT THE AWARD. THE PARTIES AGREE THAT THE PREVAILING PARTY IN SUCH ARBITRATION SHALL BE ENTITLED TO INJUNCTIVE RELIEF IN ANY COURT OF COMPETENT JURISDICTION TO ENFORCE THE ARBITRATION AWARD. THE PARTIES TO THE ARBITRATION SHALL EACH PAY AN EQUAL SHARE OF THE COSTS AND EXPENSES OF SUCH ARBITRATION, AND EACH PARTY SHALL SEPARATELY PAY FOR ITS RESPECTIVE COUNSEL FEES AND EXPENSES; PROVIDED, HOWEVER, THAT THE ARBITRATOR SHALL AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY, EXCEPT AS PROHIBITED BY LAW. THE PARTIES HEREBY AGREE TO WAIVE THEIR RIGHT TO HAVE ANY DISPUTE BETWEEN THEM ARISING OUT OF THE TERMS OF THIS SEPARATION AGREEMENT, THEIR INTERPRETATION, OR ANY OF THE MATTERS HEREIN RELEASED RESOLVED IN A COURT OF LAW BY A JUDGE OR JURY. NOTWITHSTANDING THE FOREGOING, THIS SECTION WILL NOT PREVENT EITHER PARTY FROM SEEKING INJUNCTIVE RELIEF (OR ANY OTHER PROVISIONAL REMEDY) FROM ANY COURT HAVING JURISDICTION OVER THE PARTIES AND THE SUBJECT MATTER OF THEIR DISPUTE RELATING TO THIS AGREEMENT AND ANY AGREEMENTS INCORPORATED HEREIN BY REFERENCE. SHOULD ANY PART OF THE ARBITRATION AGREEMENT CONTAINED IN THIS PARAGRAPH CONFLICT WITH ANY OTHER ARBITRATION AGREEMENT BETWEEN THE PARTIES, THE PARTIES AGREE THAT THIS ARBITRATION AGREEMENT SHALL GOVERN.

26. Governing Law. This Separation Agreement shall be governed by the laws of the State of Florida, without regard to its principles of conflicts of law.

27. Counterparts. This Separation Agreement may be executed in counterparts and also by facsimile, scan, or other electronic means, and each counterpart, facsimile or electronic copy shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

28. Section Headings. The Section headings (e.g., “Counterparts”) used in this Separation Agreement are inserted for convenience only and shall be disregarded in construing this Separation Agreement.

29. Effective Date. This Separation Agreement will not become effective unless the Executive executes it and returns it via email (including through DocuSign), personal messenger, or overnight courier (e.g., FedEX or UPS) to Immune Therapeutics, Inc. Attn: Cynthia Douglas, 2431 Aloma Ave., Suite 124,Winter Park, Florida 32792, admin@immunetherapeutics.com, such that it is received by the Company no later than 10:00 P.M. Eastern Time on Tuesday, July 19, 2022. If the Executive fails to execute and return this Separation Agreement such that it is received by the Company by that time, this Separation Agreement will be null and void and of no force or effect. The Company must also execute this Separation Agreement for it to be effective. Subject to the other provisions of this Section 29, this Separation Agreement will become effective as of the date that the last Party executes it (the “Effective Date”).

CONSULT WITH AN ATTORNEY
AND READ THIS SEPARATION AGREEMENT AND RELEASE OF CLAIMS
CAREFULLY BEFORE SIGNING IT. BY SIGNING THIS SEPARATION
AGREEMENT AND RELEASE OF CLAIMS YOU ARE GIVING UP IMPORTANT
LEGAL RIGHTS.

IN WITNESS WHEREOF, the Parties have executed this Separation Agreement on the respective dates set forth below.

THE COMPANY

IMMUNE THERAPEUTICS, INC.

By:	/s/ Stephen Wilson
Name:	Stephen Wilson
Title:	P/CEO
Date signed:	7/19/2022

THE EXECUTIVE

KEVIN PHELPS

Signed:	/s/ KEVIN PHELPS
Date signed:	7/19/2022

EXHIBIT A

(Form of Convertible Promissory Note #1 – for $100,000)

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND THIS NOTE, THE SECURITIES AND ANY INTEREST THEREIN MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS, WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS COMPANY, IS AVAILABLE.

CONVERTIBLE PROMISSORY NOTE

Principal Amount: $100,000	Effective Date: July 19, 2022 (“Effective Date”)

FOR VALUE RECEIVED, Immune Therapeutics, Inc., a Florida corporation, its successors and assigns (hereinafter referred to as “Borrower”), promises to pay to the order of Kevin Phelps, who resides at                                             , his successors and assigns (hereinafter referred to as “Holder”), the principal sum of one hundred thousand and zero/100 dollars ($100,000.00) in lawful money of the United States of America, with interest thereon to be computed on the unpaid principal balance from time to time outstanding at the Applicable Interest Rate (hereinafter defined) (all duties and obligations of Borrower pursuant to this Note are hereinafter referred to as “Debt”).

For clarity and context, Borrower and Holder agree that this Note is being issued as part of that certain Separation Agreement & Release entered into between the Borrower and the Holder in connection with the latter’s resignation of his employment from the Borrower.

1. PAYMENT

Borrower shall make payments due under this Promissory Note (“Note”) to Holder at the above captioned address, or such other address as Holder shall designate in writing. Payments will be applied first to accrued interest, then unpaid fees, and then principal. All amounts due under this Note shall be payable without setoff, counterclaim, or any other deduction whatsoever.

2. MATURITY

All principal and accrued interest shall be due and payable no later than the date twelve (12) months from the Effective Date of this Note (the “Maturity Date”). Notwithstanding the foregoing, Borrower shall have the option to extend the Maturity Date by six (6) months on written notice to Holder prior to the expiration of the initial twelve (12) month term.

3. PREPAYMENT

This Note may be prepaid in whole or in part at any time without premium or penalty.

4. INTEREST

The term “Applicable Interest Rate” means a rate of six percent (6.00%) per annum simple interest. Interest shall be payable monthly on the Maturity Date. Interest on the principal sum of this Note shall be calculated on the basis of a three hundred sixty (360) day year with equal months and paid for the actual number of days elapsed.

5. CONVERSION

(a) The Debt may be converted upon written notice by Holder to Borrower into shares of Common Stock, par value $0.0001, of the Borrower (the “Common Shares”). Promptly following such notice, Borrower shall issue a number of Common Shares to Holder equal to (i) the principal amount of this Note divided by (ii) $0.05 the (“Conversion Price”), subject to equitable adjustments for stock splits, stock combinations, recapitalizations, or similar transactions (the “Conversion Shares”). The number of shares of Conversion Shares issuable upon conversion is equal to the quotient of the amount to be converted divided by the Conversion Price. The Holder may make such election by notifying the Borrower of the same in writing. The date of such notice shall be the conversion date. Upon issuance of the Conversion Shares, the Debt shall be deemed paid in full and this Note shall be terminated.

(b) Holder covenants and agrees that Holder shall not directly or indirectly assign, sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of, or transfer, or agree to engage in any of the foregoing transactions with respect to, any Conversion Shares, or engage in any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of the Conversion Shares, without the prior written consent of the Borrower, as the case may be, from the date of the execution of this Note to the one (1)-year anniversary of the date of issuance of the Conversion Shares, except that, from and after the date of the conversion of this Note, no more than 5% of the Conversion Shares during each calendar quarter, during three out of four quarters, during the 18-month period following the date of this Note.

(c) In connection with any conversion of this Note into capital stock, the Holder shall surrender this Note to the Borrower and deliver to the Borrower any documentation reasonably required by the Borrower. On the conversion date, the Debt, including all outstanding principal amount of and all accrued but unpaid interest on this Note through the date of conversion, shall be converted without any further action by the Holder and whether or not the Note is surrendered to the Borrower. The Borrower shall not be required to issue or deliver the capital stock into which this Note may convert until the Holder has surrendered this Note to the Borrower and delivered to the Borrower any such documentation. The Borrower shall be obligated to issue and deliver to the Holder certificates representing the Conversion Shares unless the Borrower’s securities are generally in uncertificated form. Upon the conversion of this Note into capital stock pursuant to the terms hereof, in lieu of any fractional shares to which the Holder would otherwise be entitled, the Borrower shall pay the Holder cash equal to such fraction multiplied by the price at which this Note converts.

(d) Notice to convert shares must be submitted in writing to the Borrower by 11:59 P.M. U.S. Eastern Time, Friday, July 22, 2022 (“Conversion Deadline”). The Note will not be convertible after the Conversion Deadline.

6. DEFAULT AND ACCELERATION

A breach under this Note that has not been cured within ten (10) business days following written notice from Holder shall constitute an “Event of Default.” So long as an Event of Default exists, Holder may, at its option, without notice or demand to Borrower, declare the Debt immediately due and payable. All remedies hereunder and at law or in equity shall be cumulative. In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security for the Debt or to defend against any claims asserted by Borrower under this Note, Borrower also agrees to pay to Holder all costs of collection or defense incurred by Holder, including reasonable attorneys’ fees for the services of counsel whether or not suit be brought. During the occurrence of an Event of Default, Borrower shall pay interest on the entire unpaid principal sum at the rate equal to six percent (6.00%).

7. SAVINGS CLAUSE

This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance due hereunder at a rate which could subject Holder to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Note, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of such maximum rate, the Applicable Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Holder for the use, forbearance, or detention of the Debt, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of this Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein, it is not the intention of Holder to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

8. NOTICES

Any notice or communication required or permitted hereunder shall be made in writing and given by facsimile, certified mail, hand delivery or overnight mail to the address provided herein, unless an alternative address is provided in writing. Each party may change the address or addressee to receive notice from time to time by giving notice in the foregoing manner. The person entitled to notice may waive any notice required under this Agreement in writing. Simultaneous email verification of any notice issued under this Section is requested, but not required. Notices may be given on behalf of a party as set forth below:

If to Borrower:	Immune Therapeutics, Inc.

2431 Aloma Ave, Suite 124 Winter Park, FL 32792

If to Holder, then to the address listed in the introductory paragraph.

9. WAIVER

Borrower and any endorsers, sureties or guarantors hereof jointly and severally waive presentment and demand for payment, notice of intent to accelerate maturity, notice of acceleration of maturity, protest and notice of protest and non-payment, all applicable exemption rights, valuation and appraisement, notice of demand, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note and the bringing of suit and diligence in taking any action to collect any sums owing hereunder.

10. TRANSFER

Holder shall have the right at any time or from time to time to sell or assign this Note and the loan evidenced by this Note. Holder shall notify Borrower in writing of any such sale or assignment. Borrower shall execute, acknowledge, and deliver any and all instruments requested by Holder to satisfy such purchasers or participants that the unpaid indebtedness evidenced by this Note is outstanding upon the terms and provisions set out in this Note. To the extent, if any, specified in such assignment or participation, such assignee(s) or participant(s) shall have the rights and benefits with respect to this Note as such assignee(s) or participant(s) would have if they were the Holder hereunder. Borrower may not assign its obligations under this Note without the prior written consent of Holder.

11. APPLICABLE LAW; ARBITRATION; WAIVER OF JURY TRIAL

(a) This Note shall be governed by and construed in accordance with the laws of the state of Florida (without regard to any conflict of laws or principles) and the applicable laws of the United States of America.

(b) ARBITRATION. THE PARTIES AGREE THAT THE EXCLUSIVE FORUM FOR RESOLVING ANY AND ALL DISPUTES ARISING OUT OF THE TERMS OF THIS NOTE, ITS INTERPRETATION, OR ITS BREACH SHALL BE BINDING ARBITRATION IN ORANGE COUNTY, FLORIDA BEFORE THE JUDICIAL ARBITRATION & MEDIATION SERVICES, INC. (“JAMS”), PURSUANT TO ITS COMPREHENSIVE ARBITRATION RULES & PROCEDURES (“JAMS RULES”). IN ANY ARBITRATION TO RESOLVE ANY SUCH DISPUTE, THE ARBITRATOR MAY GRANT INJUNCTIONS AND OTHER RELIEF, AND THE ARBITRATOR SHALL ADMINISTER AND CONDUCT THE ARBITRATION IN ACCORDANCE WITH FLORIDA LAW AND SHALL APPLY SUBSTANTIVE AND PROCEDURAL FLORIDA LAW TO ANY SUCH DISPUTE OR CLAIM, WITHOUT REFERENCE TO ANY CONFLICT-OF-LAW PROVISIONS OF ANY JURISDICTION. TO THE EXTENT THAT THE JAMS RULES CONFLICT WITH FLORIDA LAW, FLORIDA LAW SHALL TAKE PRECEDENCE. THE DECISION OF THE ARBITRATOR SHALL BE FINAL, CONCLUSIVE, AND BINDING ON THE PARTIES TO THE ARBITRATION, SUBJECT TO A PARTY’S RIGHT, IF ANY, UNDER FLORIDA STATUTES § 682.10, § 682.13, OR § 682.14 OR 9 U.S.C. § 10 OR § 11 TO PETITION A COURT TO CLARIFY, VACATE, MODIFY, OR CORRECT THE AWARD. THE PARTIES AGREE THAT THE PREVAILING PARTY IN SUCH ARBITRATION SHALL BE ENTITLED TO INJUNCTIVE RELIEF IN ANY COURT OF COMPETENT JURISDICTION TO ENFORCE THE ARBITRATION AWARD. THE PARTIES TO THE ARBITRATION SHALL EACH PAY AN EQUAL SHARE OF THE COSTS AND EXPENSES OF SUCH ARBITRATION, AND EACH PARTY SHALL SEPARATELY PAY FOR ITS RESPECTIVE COUNSEL FEES AND EXPENSES; PROVIDED, HOWEVER, THAT THE ARBITRATOR SHALL AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY, EXCEPT AS PROHIBITED BY LAW. THE PARTIES HEREBY AGREE TO WAIVE THEIR RIGHT TO HAVE ANY DISPUTE BETWEEN THEM ARISING OUT OF THE TERMS OF THIS THIS NOTE, ITS INTERPRETATION, OR ITS BREACH TO BE RESOLVED IN A COURT OF LAW BY A JUDGE OR JURY. NOTWITHSTANDING THE FOREGOING, THIS SECTION WILL NOT PREVENT EITHER PARTY FROM SEEKING INJUNCTIVE RELIEF (OR ANY OTHER PROVISIONAL REMEDY) FROM ANY COURT HAVING JURISDICTION OVER THE PARTIES AND THE SUBJECT MATTER OF THEIR DISPUTE RELATING TO THE NOTE.

12. NO ORAL CHANGE AND ELECTRONIC SIGNATURES & DELIVERY

The provisions of this Note may be amended or revised only by an instrument in writing signed by the Borrower and Holder. This Note embodies the final, entire agreement of Borrower and Holder and supersedes any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and it and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of Borrower and Holder. There are no oral agreements between Borrower and Holder relating to the subject matter hereof. The parties expressly agree that this Note may be executed in any number of counterparts, including standard electronic counterparts with standard electronic signatures (such as utilizing DocuSign or AdobeSign), each of which shall be an original and all of which together shall be one document binding on all the parties even though each party may have signed different counterparts.

13. COMPLIANCE WITH SECURITIES LAWS

The Holder of this Note acknowledges that this Note is being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell, or otherwise dispose of this Note in violation of securities laws. This Note and any Note issued in substitution or replacement therefor shall be stamped or imprinted with a legend in substantially the following form:

“THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.”

Executed as of the Effective Date.	[signatures immediately follow]

BORROWER:

Immune Therapeutics, Inc.

By:	/s/ Stephen Wilson
Name:	Stephen Wilson
Title:	P/CEO

Date signed:	7/19/2022

Accepted and agreed:

HOLDER

Kevin Phelps

Signed:	/s/ Kevin Phelps

Date signed:	7/19/2022

EXHIBIT B

(Form of Convertible Promissory Note #2 – for $100,000)

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND THIS NOTE, THE SECURITIES AND ANY INTEREST THEREIN MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS, WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS COMPANY, IS AVAILABLE.

CONVERTIBLE PROMISSORY NOTE

Principal Amount: $100,000	Effective Date: July 19, 2022 (“Effective Date”)

FOR VALUE RECEIVED, Immune Therapeutics, Inc., a Florida corporation, its successors and assigns (hereinafter referred to as “Borrower”), promises to pay to the order of Kevin Phelps, who resides at                                          , his successors and assigns (hereinafter referred to as “Holder”), the principal sum of one hundred thousand and zero/100 dollars ($100,000.00) in lawful money of the United States of America, with interest thereon to be computed on the unpaid principal balance from time to time outstanding at the Applicable Interest Rate (hereinafter defined) (all duties and obligations of Borrower pursuant to this Note are hereinafter referred to as “Debt”).

For clarity and context, Borrower and Holder agree that this Note is being issued as part of that certain Separation Agreement & Release entered into between the Borrower and the Holder in connection with the latter’s resignation of his employment from the Borrower.

1. PAYMENT

Borrower shall make payments due under this Promissory Note (“Note”) to Holder at the above captioned address, or such other address as Holder shall designate in writing. Payments will be applied first to accrued interest, then unpaid fees, and then principal. All amounts due under this Note shall be payable without setoff, counterclaim, or any other deduction whatsoever.

2. MATURITY

All principal and accrued interest shall be due and payable no later than the date twelve (12) months from the Effective Date of this Note (the “Maturity Date”). Notwithstanding the foregoing, Borrower shall have the option to extend the Maturity Date by six (6) months on written notice to Holder prior to the expiration of the initial twelve (12) month term.

3. PREPAYMENT

This Note may be prepaid in whole or in part at any time without premium or penalty.

4. INTEREST

The term “Applicable Interest Rate” means a rate of six percent (6.00%) per annum simple interest. Interest shall be payable monthly on the Maturity Date. Interest on the principal sum of this Note shall be calculated on the basis of a three hundred sixty (360) day year with equal months and paid for the actual number of days elapsed.

5. CONVERSION

(a) The Debt may be converted upon written notice by Holder to Borrower into shares of Common Stock, par value $0.0001, of the Borrower (the “Common Shares”). Promptly following such notice, Borrower shall issue a number of Common Shares to Holder equal to (i) the principal amount of this Note divided by (ii) $0.05 the (“Conversion Price”), subject to equitable adjustments for stock splits, stock combinations, recapitalizations, or similar transactions (the “Conversion Shares”). The number of shares of Conversion Shares issuable upon conversion is equal to the quotient of the amount to be converted divided by the Conversion Price. The Holder may make such election by notifying the Borrower of the same in writing. The date of such notice shall be the conversion date. Upon issuance of the Conversion Shares, the Debt shall be deemed paid in full and this Note shall be terminated.

(b) Holder covenants and agrees that Holder shall not directly or indirectly assign, sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of, or transfer, or agree to engage in any of the foregoing transactions with respect to, any Conversion Shares, or engage in any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of the Conversion Shares, without the prior written consent of the Borrower, as the case may be, from the date of the execution of this Note to the one (1)-year anniversary of the date of issuance of the Conversion Shares, except that, from and after the date of the conversion of this Note, no more than 5% of the Conversion Shares during each calendar quarter, during three out of four quarters, during the 18-month period following the date of this Note.

(c) In connection with any conversion of this Note into capital stock, the Holder shall surrender this Note to the Borrower and deliver to the Borrower any documentation reasonably required by the Borrower. On the conversion date, the Debt, including all outstanding principal amount of and all accrued but unpaid interest on this Note through the date of conversion, shall be converted without any further action by the Holder and whether or not the Note is surrendered to the Borrower. The Borrower shall not be required to issue or deliver the capital stock into which this Note may convert until the Holder has surrendered this Note to the Borrower and delivered to the Borrower any such documentation. The Borrower shall be obligated to issue and deliver to the Holder certificates representing the Conversion Shares unless the Borrower’s securities are generally in uncertificated form. Upon the conversion of this Note into capital stock pursuant to the terms hereof, in lieu of any fractional shares to which the Holder would otherwise be entitled, the Borrower shall pay the Holder cash equal to such fraction multiplied by the price at which this Note converts.

(d) Notice to convert shares must be submitted in writing to the Borrower by 11:59 P.M. U.S. Eastern Time, Friday, July 22, 2022 (“Conversion Deadline”). The Note will not be convertible after the Conversion Deadline.

6. DEFAULT AND ACCELERATION

A breach under this Note that has not been cured within ten (10) business days following written notice from Holder shall constitute an “Event of Default.” So long as an Event of Default exists, Holder may, at its option, without notice or demand to Borrower, declare the Debt immediately due and payable. All remedies hereunder and at law or in equity shall be cumulative. In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security for the Debt or to defend against any claims asserted by Borrower under this Note, Borrower also agrees to pay to Holder all costs of collection or defense incurred by Holder, including reasonable attorneys’ fees for the services of counsel whether or not suit be brought. During the occurrence of an Event of Default, Borrower shall pay interest on the entire unpaid principal sum at the rate equal to six percent (6.00%).

7. SAVINGS CLAUSE

This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance due hereunder at a rate which could subject Holder to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Note, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of such maximum rate, the Applicable Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Holder for the use, forbearance, or detention of the Debt, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of this Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein, it is not the intention of Holder to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

8. NOTICES

Any notice or communication required or permitted hereunder shall be made in writing and given by facsimile, certified mail, hand delivery or overnight mail to the address provided herein, unless an alternative address is provided in writing. Each party may change the address or addressee to receive notice from time to time by giving notice in the foregoing manner. The person entitled to notice may waive any notice required under this Agreement in writing. Simultaneous email verification of any notice issued under this Section is requested, but not required. Notices may be given on behalf of a party as set forth below:

If to Borrower:	Immune Therapeutics, Inc.

2431 Aloma Ave, Suite 124 Winter Park, FL 32792

If to Holder, then to the address listed in the introductory paragraph.

9. WAIVER

Borrower and any endorsers, sureties or guarantors hereof jointly and severally waive presentment and demand for payment, notice of intent to accelerate maturity, notice of acceleration of maturity, protest and notice of protest and non-payment, all applicable exemption rights, valuation and appraisement, notice of demand, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note and the bringing of suit and diligence in taking any action to collect any sums owing hereunder.

10. TRANSFER

Holder shall have the right at any time or from time to time to sell or assign this Note and the loan evidenced by this Note. Holder shall notify Borrower in writing of any such sale or assignment. Borrower shall execute, acknowledge, and deliver any and all instruments requested by Holder to satisfy such purchasers or participants that the unpaid indebtedness evidenced by this Note is outstanding upon the terms and provisions set out in this Note. To the extent, if any, specified in such assignment or participation, such assignee(s) or participant(s) shall have the rights and benefits with respect to this Note as such assignee(s) or participant(s) would have if they were the Holder hereunder. Borrower may not assign its obligations under this Note without the prior written consent of Holder.

11. APPLICABLE LAW; ARBITRATION; WAIVER OF JURY TRIAL

(a) This Note shall be governed by and construed in accordance with the laws of the state of Florida (without regard to any conflict of laws or principles) and the applicable laws of the United States of America.

(b) ARBITRATION. THE PARTIES AGREE THAT THE EXCLUSIVE FORUM FOR RESOLVING ANY AND ALL DISPUTES ARISING OUT OF THE TERMS OF THIS NOTE, ITS INTERPRETATION, OR ITS BREACH SHALL BE BINDING ARBITRATION IN ORANGE COUNTY, FLORIDA BEFORE THE JUDICIAL ARBITRATION & MEDIATION SERVICES, INC. (“JAMS”), PURSUANT TO ITS COMPREHENSIVE ARBITRATION RULES & PROCEDURES (“JAMS RULES”). IN ANY ARBITRATION TO RESOLVE ANY SUCH DISPUTE, THE ARBITRATOR MAY GRANT INJUNCTIONS AND OTHER RELIEF, AND THE ARBITRATOR SHALL ADMINISTER AND CONDUCT THE ARBITRATION IN ACCORDANCE WITH FLORIDA LAW AND SHALL APPLY SUBSTANTIVE AND PROCEDURAL FLORIDA LAW TO ANY SUCH DISPUTE OR CLAIM, WITHOUT REFERENCE TO ANY CONFLICT-OF-LAW PROVISIONS OF ANY JURISDICTION. TO THE EXTENT THAT THE JAMS RULES CONFLICT WITH FLORIDA LAW, FLORIDA LAW SHALL TAKE PRECEDENCE. THE DECISION OF THE ARBITRATOR SHALL BE FINAL, CONCLUSIVE, AND BINDING ON THE PARTIES TO THE ARBITRATION, SUBJECT TO A PARTY’S RIGHT, IF ANY, UNDER FLORIDA STATUTES § 682.10, § 682.13, OR § 682.14 OR 9 U.S.C. § 10 OR § 11 TO PETITION A COURT TO CLARIFY, VACATE, MODIFY, OR CORRECT THE AWARD. THE PARTIES AGREE THAT THE PREVAILING PARTY IN SUCH ARBITRATION SHALL BE ENTITLED TO INJUNCTIVE RELIEF IN ANY COURT OF COMPETENT JURISDICTION TO ENFORCE THE ARBITRATION AWARD. THE PARTIES TO THE ARBITRATION SHALL EACH PAY AN EQUAL SHARE OF THE COSTS AND EXPENSES OF SUCH ARBITRATION, AND EACH PARTY SHALL SEPARATELY PAY FOR ITS RESPECTIVE COUNSEL FEES AND EXPENSES; PROVIDED, HOWEVER, THAT THE ARBITRATOR SHALL AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY, EXCEPT AS PROHIBITED BY LAW. THE PARTIES HEREBY AGREE TO WAIVE THEIR RIGHT TO HAVE ANY DISPUTE BETWEEN THEM ARISING OUT OF THE TERMS OF THIS THIS NOTE, ITS INTERPRETATION, OR ITS BREACH TO BE RESOLVED IN A COURT OF LAW BY A JUDGE OR JURY. NOTWITHSTANDING THE FOREGOING, THIS SECTION WILL NOT PREVENT EITHER PARTY FROM SEEKING INJUNCTIVE RELIEF (OR ANY OTHER PROVISIONAL REMEDY) FROM ANY COURT HAVING JURISDICTION OVER THE PARTIES AND THE SUBJECT MATTER OF THEIR DISPUTE RELATING TO THE NOTE.

12. NO ORAL CHANGE AND ELECTRONIC SIGNATURES & DELIVERY

The provisions of this Note may be amended or revised only by an instrument in writing signed by the Borrower and Holder. This Note embodies the final, entire agreement of Borrower and Holder and supersedes any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and it and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of Borrower and Holder. There are no oral agreements between Borrower and Holder relating to the subject matter hereof. The parties expressly agree that this Note may be executed in any number of counterparts, including standard electronic counterparts with standard electronic signatures (such as utilizing DocuSign or AdobeSign), each of which shall be an original and all of which together shall be one document binding on all the parties even though each party may have signed different counterparts.

13. COMPLIANCE WITH SECURITIES LAWS

The Holder of this Note acknowledges that this Note is being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell, or otherwise dispose of this Note in violation of securities laws. This Note and any Note issued in substitution or replacement therefor shall be stamped or imprinted with a legend in substantially the following form:

“THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.”

Executed as of the Effective Date.	[signatures immediately follow]

BORROWER:

Immune Therapeutics, Inc.

By:	/s/ Stephen Wilson
Name:	Stephen Wilson
Title:	P/CEO
Date signed:	7/19/2022

Accepted and agreed:

HOLDER

Kevin Phelps

Signed:	/s/ Kevin Phelps

Date signed:	7/19/2022

EXHIBIT C

(Form of Convertible Promissory Note #3 – for $200,000)

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND THIS NOTE, THE SECURITIES AND ANY INTEREST THEREIN MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS, WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS COMPANY, IS AVAILABLE.

CONVERTIBLE PROMISSORY NOTE

Principal Amount: $200,000	Effective Date: July 19, 2022 (“Effective Date”)

FOR VALUE RECEIVED, Immune Therapeutics, Inc., a Florida corporation, its successors and assigns (hereinafter referred to as “Borrower”), promises to pay to the order of Kevin Phelps, who resides at                                               , his successors and assigns (hereinafter referred to as “Holder”), the principal sum of two hundred thousand and zero/100 dollars ($200,000.00) in lawful money of the United States of America, with interest thereon to be computed on the unpaid principal balance from time to time outstanding at the Applicable Interest Rate (hereinafter defined) (all duties and obligations of Borrower pursuant to this Note are hereinafter referred to as “Debt”).

For clarity and context, Borrower and Holder agree that this Note is being issued as part of that certain Separation Agreement & Release entered into between the Borrower and the Holder in connection with the latter’s resignation of his employment from the Borrower.

1. PAYMENT

Borrower shall make payments due under this Promissory Note (“Note”) to Holder at the above captioned address, or such other address as Holder shall designate in writing. Payments will be applied first to accrued interest, then unpaid fees, and then principal. All amounts due under this Note shall be payable without setoff, counterclaim, or any other deduction whatsoever.

2. MATURITY

All principal and accrued interest shall be due and payable no later than the date twelve (12) months from the Effective Date of this Note (the “Maturity Date”). Notwithstanding the foregoing, Borrower shall have the option to extend the Maturity Date by six (6) months on written notice to Holder prior to the expiration of the initial twelve (12) month term.

3. PREPAYMENT

This Note may be prepaid in whole or in part at any time without premium or penalty.

4. INTEREST

The term “Applicable Interest Rate” means a rate of six percent (6.00%) per annum simple interest. Interest shall be payable monthly on the Maturity Date. Interest on the principal sum of this Note shall be calculated on the basis of a three hundred sixty (360) day year with equal months and paid for the actual number of days elapsed.

5. CONVERSION

(a) The Debt may be converted upon written notice by Holder to Borrower into shares of Common Stock, par value $0.0001, of the Borrower (the “Common Shares”). Promptly following such notice, Borrower shall issue a number of Common Shares to Holder equal to (i) the principal amount of this Note divided by (ii) $0.05 the (“Conversion Price”), subject to equitable adjustments for stock splits, stock combinations, recapitalizations, or similar transactions (the “Conversion Shares”). The number of shares of Conversion Shares issuable upon conversion is equal to the quotient of the amount to be converted divided by the Conversion Price. The Holder may make such election by notifying the Borrower of the same in writing. The date of such notice shall be the conversion date. Upon issuance of the Conversion Shares, the Debt shall be deemed paid in full and this Note shall be terminated.

(b) Holder covenants and agrees that Holder shall not directly or indirectly assign, sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of, or transfer, or agree to engage in any of the foregoing transactions with respect to, any Conversion Shares, or engage in any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of the Conversion Shares, without the prior written consent of the Borrower, as the case may be, from the date of the execution of this Note to the one (1)-year anniversary of the date of issuance of the Conversion Shares, except that, from and after the date of the conversion of this Note, no more than 5% of the Conversion Shares during each calendar quarter, during three out of four quarters, during the 18-month period following the date of this Note.

(c) In connection with any conversion of this Note into capital stock, the Holder shall surrender this Note to the Borrower and deliver to the Borrower any documentation reasonably required by the Borrower. On the conversion date, the Debt, including all outstanding principal amount of and all accrued but unpaid interest on this Note through the date of conversion, shall be converted without any further action by the Holder and whether or not the Note is surrendered to the Borrower. The Borrower shall not be required to issue or deliver the capital stock into which this Note may convert until the Holder has surrendered this Note to the Borrower and delivered to the Borrower any such documentation. The Borrower shall be obligated to issue and deliver to the Holder certificates representing the Conversion Shares unless the Borrower’s securities are generally in uncertificated form. Upon the conversion of this Note into capital stock pursuant to the terms hereof, in lieu of any fractional shares to which the Holder would otherwise be entitled, the Borrower shall pay the Holder cash equal to such fraction multiplied by the price at which this Note converts.

(d) Notice to convert shares must be submitted in writing to the Borrower by 11:59 P.M. U.S. Eastern Time, Friday, July 22, 2022 (“Conversion Deadline”). The Note will not be convertible after the Conversion Deadline.

6. DEFAULT AND ACCELERATION

A breach under this Note that has not been cured within ten (10) business days following written notice from Holder shall constitute an “Event of Default.” So long as an Event of Default exists, Holder may, at its option, without notice or demand to Borrower, declare the Debt immediately due and payable. All remedies hereunder and at law or in equity shall be cumulative. In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security for the Debt or to defend against any claims asserted by Borrower under this Note, Borrower also agrees to pay to Holder all costs of collection or defense incurred by Holder, including reasonable attorneys’ fees for the services of counsel whether or not suit be brought. During the occurrence of an Event of Default, Borrower shall pay interest on the entire unpaid principal sum at the rate equal to six percent (6.00%).

7. SAVINGS CLAUSE

This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance due hereunder at a rate which could subject Holder to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Note, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of such maximum rate, the Applicable Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Holder for the use, forbearance, or detention of the Debt, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of this Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein, it is not the intention of Holder to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

8. NOTICES

Any notice or communication required or permitted hereunder shall be made in writing and given by facsimile, certified mail, hand delivery or overnight mail to the address provided herein, unless an alternative address is provided in writing. Each party may change the address or addressee to receive notice from time to time by giving notice in the foregoing manner. The person entitled to notice may waive any notice required under this Agreement in writing. Simultaneous email verification of any notice issued under this Section is requested, but not required. Notices may be given on behalf of a party as set forth below:

If to Borrower:	Immune Therapeutics, Inc.

2431 Aloma Ave, Suite 124 Winter Park, FL 32792

If to Holder, then to the address listed in the introductory paragraph.

9. WAIVER

Borrower and any endorsers, sureties or guarantors hereof jointly and severally waive presentment and demand for payment, notice of intent to accelerate maturity, notice of acceleration of maturity, protest and notice of protest and non-payment, all applicable exemption rights, valuation and appraisement, notice of demand, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note and the bringing of suit and diligence in taking any action to collect any sums owing hereunder.

10. TRANSFER

Holder shall have the right at any time or from time to time to sell or assign this Note and the loan evidenced by this Note. Holder shall notify Borrower in writing of any such sale or assignment. Borrower shall execute, acknowledge, and deliver any and all instruments requested by Holder to satisfy such purchasers or participants that the unpaid indebtedness evidenced by this Note is outstanding upon the terms and provisions set out in this Note. To the extent, if any, specified in such assignment or participation, such assignee(s) or participant(s) shall have the rights and benefits with respect to this Note as such assignee(s) or participant(s) would have if they were the Holder hereunder. Borrower may not assign its obligations under this Note without the prior written consent of Holder.

11. APPLICABLE LAW; ARBITRATION; WAIVER OF JURY TRIAL

(a) This Note shall be governed by and construed in accordance with the laws of the state of Florida (without regard to any conflict of laws or principles) and the applicable laws of the United States of America.

(b) ARBITRATION. THE PARTIES AGREE THAT THE EXCLUSIVE FORUM FOR RESOLVING ANY AND ALL DISPUTES ARISING OUT OF THE TERMS OF THIS NOTE, ITS INTERPRETATION, OR ITS BREACH SHALL BE BINDING ARBITRATION IN ORANGE COUNTY, FLORIDA BEFORE THE JUDICIAL ARBITRATION & MEDIATION SERVICES, INC. (“JAMS”), PURSUANT TO ITS COMPREHENSIVE ARBITRATION RULES & PROCEDURES (“JAMS RULES”). IN ANY ARBITRATION TO RESOLVE ANY SUCH DISPUTE, THE ARBITRATOR MAY GRANT INJUNCTIONS AND OTHER RELIEF, AND THE ARBITRATOR SHALL ADMINISTER AND CONDUCT THE ARBITRATION IN ACCORDANCE WITH FLORIDA LAW AND SHALL APPLY SUBSTANTIVE AND PROCEDURAL FLORIDA LAW TO ANY SUCH DISPUTE OR CLAIM, WITHOUT REFERENCE TO ANY CONFLICT-OF-LAW PROVISIONS OF ANY JURISDICTION. TO THE EXTENT THAT THE JAMS RULES CONFLICT WITH FLORIDA LAW, FLORIDA LAW SHALL TAKE PRECEDENCE. THE DECISION OF THE ARBITRATOR SHALL BE FINAL, CONCLUSIVE, AND BINDING ON THE PARTIES TO THE ARBITRATION, SUBJECT TO A PARTY’S RIGHT, IF ANY, UNDER FLORIDA STATUTES § 682.10, § 682.13, OR § 682.14 OR 9 U.S.C. § 10 OR § 11 TO PETITION A COURT TO CLARIFY, VACATE, MODIFY, OR CORRECT THE AWARD. THE PARTIES AGREE THAT THE PREVAILING PARTY IN SUCH ARBITRATION SHALL BE ENTITLED TO INJUNCTIVE RELIEF IN ANY COURT OF COMPETENT JURISDICTION TO ENFORCE THE ARBITRATION AWARD. THE PARTIES TO THE ARBITRATION SHALL EACH PAY AN EQUAL SHARE OF THE COSTS AND EXPENSES OF SUCH ARBITRATION, AND EACH PARTY SHALL SEPARATELY PAY FOR ITS RESPECTIVE COUNSEL FEES AND EXPENSES; PROVIDED, HOWEVER, THAT THE ARBITRATOR SHALL AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY, EXCEPT AS PROHIBITED BY LAW. THE PARTIES HEREBY AGREE TO WAIVE THEIR RIGHT TO HAVE ANY DISPUTE BETWEEN THEM ARISING OUT OF THE TERMS OF THIS THIS NOTE, ITS INTERPRETATION, OR ITS BREACH TO BE RESOLVED IN A COURT OF LAW BY A JUDGE OR JURY. NOTWITHSTANDING THE FOREGOING, THIS SECTION WILL NOT PREVENT EITHER PARTY FROM SEEKING INJUNCTIVE RELIEF (OR ANY OTHER PROVISIONAL REMEDY) FROM ANY COURT HAVING JURISDICTION OVER THE PARTIES AND THE SUBJECT MATTER OF THEIR DISPUTE RELATING TO THE NOTE.

12. NO ORAL CHANGE AND ELECTRONIC SIGNATURES & DELIVERY

The provisions of this Note may be amended or revised only by an instrument in writing signed by the Borrower and Holder. This Note embodies the final, entire agreement of Borrower and Holder and supersedes any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and it and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of Borrower and Holder. There are no oral agreements between Borrower and Holder relating to the subject matter hereof. The parties expressly agree that this Note may be executed in any number of counterparts, including standard electronic counterparts with standard electronic signatures (such as utilizing DocuSign or AdobeSign), each of which shall be an original and all of which together shall be one document binding on all the parties even though each party may have signed different counterparts.

13. COMPLIANCE WITH SECURITIES LAWS

The Holder of this Note acknowledges that this Note is being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell, or otherwise dispose of this Note in violation of securities laws. This Note and any Note issued in substitution or replacement therefor shall be stamped or imprinted with a legend in substantially the following form:

“THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.”

Executed as of the Effective Date.	[signatures immediately follow]

BORROWER:

Immune Therapeutics, Inc.

By:	/s/ Stephen Wilson
Name:	Stephen Wilson
Title:	P/CEO

Date signed:	7/19/2022

Accepted and agreed:

HOLDER

Kevin Phelps

Signed:	/s/ Kevin Phelps

Date signed:	7/19/2022

EXHIBIT D

(Promissory Note from for $160,000 Dated Aug. 27, 2021)

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND THIS NOTE, THE SECURITIES AND ANY INTEREST THEREIN MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS, WHICH, IN THE OPINION OF COUNSEL FOR THE LENDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS COMPANY, IS AVAILABLE.

PROMISSORY NOTE

Principal Amount: $160,000	Effective Date: August 27, 2021

FOR VALUE RECEIVED, Immune Therapeutics, Inc., a Florida corporation (hereinafter referred to as “Borrower”), promises to pay to the order of Mr. Kevin Phelps, located at                                                 its successors and assigns (hereinafter referred to as “Lender”), the principal sum of $160,000, in lawful money of the United States of America, with interest thereon to be computed on the unpaid principal balance from time to time outstanding at the Applicable Interest Rate (hereinafter defined) (all duties and obligations of Borrower pursuant to this Note are hereinafter referred to as “Debt”).

Lender agrees that this Note is being issued as payment in full of the Borrower’s obligations with respect to accruals for Management Services (the “Prior Obligations”), which Prior Obligations the Lender agrees are hereby paid in full and terminated.

1. PAYMENT

Borrower shall make payments due under this Promissory Note (“Note”) to Lender at the above captioned address, or such other address as Lender shall designate in writing. Payments will be applied first to accrued interest, then unpaid fees, and then principal. All amounts due under this Note shall be payable without setoff, counterclaim or any other deduction whatsoever.

2. MATURITY

All principal and accrued interest shall be due and payable no later than the date twelve (12) months from the date of this Note (the “Maturity Date”). Notwithstanding the foregoing, Borrower shall have the option to extend the Maturity Date by six (6) months on written notice to Lender prior to the expiration of the initial twelve (12) month term.

3. PREPAYMENT

This Note may be prepaid in whole or in part at any time without premium or penalty.

4. INTEREST

The term “Applicable Interest Rate” means a rate of five percent (5.00%) per annum simple interest. Interest shall be payable monthly on the Maturity Date. Interest on the principal sum of this Note shall be calculated on the basis of a three hundred sixty (360) day year with equal months and paid for the actual number of days elapsed.

5. CONVERSION

6. The Debt may be converted upon written notice by Borrower to Lender at any time into shares of Common Stock, par value $0.0001, of the Borrower (the “Common Shares”). Promptly following such notice, Borrower shall issue a number of Common Shares to Lender equal to (a) the principal amount of this Note plus all accrued and unpaid interest as of the date of the Conversion Notice divided by (b) $0.05 (the “Conversion Shares”). Upon issuance of the Conversion Shares, the Debt shall be deemed paid in full and this Note shall be terminated. Lender covenants and agrees that Lender shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Conversion Shares without the prior written consent of the Company, as the case may be, for one (1) year from the date of issuance of the Conversion Shares, and Lender shall execute any further agreement reflecting the foregoing as may be requested by the Company at the time of such issuance.

7.

8. DEFAULT AND ACCELERATION

A breach under this Note that has not been cured within ten (10) business days following written notice from Lender shall constitute an “Event of Default.” So long as an Event of Default exists, Lender may, at its option, without notice or demand to Borrower, declare the Debt immediately due and payable. All remedies hereunder and at law or in equity shall be cumulative. In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security for the Debt or to defend against any claims asserted by Borrower under this Note, Borrower also agrees to pay to Lender all costs of collection or defense incurred by Lender, including reasonable attorneys’ fees for the services of counsel whether or not suit be brought. During the occurrence of an Event of Default, Borrower shall pay interest on the entire unpaid principal sum at the rate equal to seven percent (7.00%).

9. SAVINGS CLAUSE

This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance due hereunder at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Note, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of such maximum rate, the Applicable Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of this Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

10. NOTICES

Any notice or communication required or permitted hereunder shall be made in writing and given by facsimile, certified mail, hand delivery or overnight mail to the address provided herein, unless an alternative address is provided in writing. Each party may change the address or addressee to receive notice from time to time by giving notice in the foregoing manner. The person entitled to notice may waive any notice required under this Agreement in writing. Simultaneous email verification of any notice issued under this Section is requested, but not required. Notices may be given on behalf of a party as set forth below:

If to Borrower:	Immune Therapeutics, Inc.
2431 Aloma Ave
Suite 124
Winter Park, FL 32792

If to Lender, then to the address listed in the introductory paragraph.

1. WAIVER

Borrower and any endorsers, sureties or guarantors hereof jointly and severally waive presentment and demand for payment, notice of intent to accelerate maturity, notice of acceleration of maturity, protest and notice of protest and non-payment, all applicable exemption rights, valuation and appraisement, notice of demand, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note and the bringing of suit and diligence in taking any action to collect any sums owing hereunder.

2. TRANSFER

Lender shall have the right at any time or from time to time to sell or assign this Note and the loan evidenced by this Note. Lender shall notify Borrower in writing of any such sale or assignment. Borrower shall execute, acknowledge and deliver any and all instruments requested by Lender to satisfy such purchasers or participants that the unpaid indebtedness evidenced by this Note is outstanding upon the terms and provisions set out in this Note. To the extent, if any, specified in such assignment or participation, such assignee(s) or participant(s) shall have the rights and benefits with respect to this Note as such assignee(s) or participant(s) would have if they were the Lender hereunder. Borrower may not assign its obligations under this Note without the prior written consent of Lender.

3. APPLICABLE LAW

This Note shall be governed by and construed in accordance with the laws of the state of Florida (without regard to any conflict of laws or principles) and the applicable laws of the United States of America.

4. NO ORAL CHANGE

The provisions of this Note may be amended or revised only by an instrument in writing signed by the Borrower and Lender. This Note embodies the final, entire agreement of Borrower and Lender and supersedes any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the subject matter hereof and thereof and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of Borrower and Lender. There are no oral agreements between Borrower and Lender.

Executed as of the day and year first above written.

BORROWER:

Immune Therapeutics, Inc.

/s/ Roscoe Moore
Dr. Roscoe Moore, its Chairman of the Board

8/28/2021

Accepted and agreed:

Mr. Kevin Phelps

By:	/s/ Kevin Phelps

Date:	8/28/2021

EXHIBIT E

(Promissory Note from for $50,000 Dated Aug. 27, 2021)

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND THIS NOTE, THE SECURITIES AND ANY INTEREST THEREIN MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS, WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS COMPANY, IS AVAILABLE.

PROMISSORY NOTE

Principal Amount: $50,000	Effective Date: August 27, 2021

FOR VALUE RECEIVED, Immune Therapeutics, Inc., a Florida corporation (hereinafter referred to as “Company”), promises to pay to the order of Kevin Phelps, an individual located at                                                  his successors and assigns (hereinafter referred to as “Holder”), the principal sum of $50,000, in lawful money of the United States of America, with interest thereon to be computed on the unpaid principal balance from time to time outstanding at the Applicable Interest Rate (hereinafter defined) (all duties and obligations of Company pursuant to this Note are hereinafter referred to as “Debt”).

1. PAYMENT

Company shall make payments due under this Promissory Note (“Note”) to Holder at the above captioned address, or such other address as Holder shall designate in writing. Payments will be applied first to accrued interest, then unpaid fees, and then principal. All amounts due under this Note shall be payable without setoff, counterclaim or any other deduction whatsoever.

2. MATURITY

All principal and accrued interest shall be due and payable no later than the date twelve (12) months from the date of this Note (the “Maturity Date”). Notwithstanding the foregoing, Company shall have the option to extend the Maturity Date by six (6) months with Holder’s prior written consent.

3. PREPAYMENT

This Note may be prepaid in whole or in part without premium or penalty.

4. INTEREST

The term “Applicable Interest Rate” means a rate of five percent (5.00%) per annum simple interest. Interest shall be payable monthly on the 5th day of the month following the month in which such interest accrued. Interest on the principal sum of this Note shall be calculated on the basis of a three hundred sixty (360) day year with equal months and paid for the actual number of days elapsed.

5. DEFAULT AND ACCELERATION

A breach under this Note shall constitute an “Event of Default.” So long as an Event of Default exists that has not been cured within ten (10) business days following written notice from Holder, Holder may, at its option, without notice or demand to Company, declare the Debt immediately due and payable. All remedies hereunder and at law or in equity shall be cumulative. In the event that it should become necessary to employ counsel to collect the Debt or to defend against any claims asserted by Company under this Note, Company also agrees to pay to Holder all costs of collection or defense incurred by Holder, including reasonable attorneys’ fees for the services of counsel whether or not suit be brought. During the occurrence of an Event of Default, Company shall pay interest on the entire unpaid principal sum at the rate equal to seven percent (7.00%).

6. SAVINGS CLAUSE

This Note is subject to the express condition that at no time shall Company be obligated or required to pay interest on the principal balance due hereunder at a rate which could subject Holder to either civil or criminal liability as a result of being in excess of the maximum interest rate which Company is permitted by applicable law to contract or agree to pay. If by the terms of this Note, Company is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of such maximum rate, the Applicable Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Holder for the use, forbearance, or detention of the Debt, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of this Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein, it is not the intention of Holder to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

7. NOTICES

Any notice or communication required or permitted hereunder shall be made in writing and given by facsimile, certified mail, hand delivery or overnight mail to the address provided herein, unless an alternative address is provided in writing. Each party may change the address or addressee to receive notice from time to time by giving notice in the foregoing manner. The person entitled to notice may waive any notice required under this Agreement in writing. Simultaneous email verification of any notice issued under this Section is requested, but not required. Notices may be given on behalf of a party as set forth below:

If to Company:	Immune Therapeutics, inc.
2431 Aloma Ave
Suite 124
Winter Park, FL 32792

If to Holder, then to the address listed in the introductory paragraph.

8. WAIVER

Company and any endorsers, sureties or guarantors hereof jointly and severally waive presentment and demand for payment, notice of intent to accelerate maturity, notice of acceleration of maturity, protest and notice of protest and non-payment, all applicable exemption rights, valuation and appraisement, notice of demand, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note and the bringing of suit and diligence in taking any action to collect any sums owing hereunder.

9. TRANSFER

Holder shall have the right at any time or from time to time to sell or assign this Note and the loan evidenced by this Note. Company shall execute, acknowledge and deliver any and all instruments requested by Holder to satisfy such purchasers or participants that the unpaid indebtedness evidenced by this Note is outstanding upon the terms and provisions set out in this Note. To the extent, if any, specified in such assignment or participation, such assignee(s) or participant(s) shall have the rights and benefits with respect to this Note as such assignee(s) or participant(s) would have if they were the Holder hereunder. Company may not assign its obligations under this Note without the prior written consent of Holder.

10. APPLICABLE LAW

This Note shall be governed by and construed in accordance with the laws of the state of Florida (without regard to any conflict of laws or principles) and the applicable laws of the United States of America.

11. NO ORAL CHANGE

The provisions of this Note may be amended or revised only by an instrument in writing signed by the Company and Holder. This Note embodies the final, entire agreement of Company and Holder and supersedes any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the subject matter hereof and thereof and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of Company and Holder. There are no oral agreements between Company and Holder.

Executed as of the day and year first above written.

COMPANY:

Immun Therapeutics, Inc.

/s/ Roscoe Moore
Dr. Roscoe Moore, its CEO

9/7/2021

/s/ Kevin Phelps

EXHIBIT F

(Promissory Note for $75,000 Dated Aug. 27, 2021)

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND THIS NOTE, THE SECURITIES AND ANY INTEREST THEREIN MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS, WHICH, IN THE OPINION OF COUNSEL FOR THE LENDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS COMPANY, IS AVAILABLE.

PROMISSORY NOTE

Principal Amount: $75,000	Effective Date: August 27, 2021

FOR VALUE RECEIVED, Immune Therapeutics, Inc., a Florida corporation (hereinafter referred to as “Borrower”), promises to pay to the order of Mr. Kevin Phelps, located at                                                     , its successors and assigns (hereinafter referred to as “Lender”), the principal sum of $75,000, in lawful money of the United States of America, with interest thereon to be computed on the unpaid principal balance from time to time outstanding at the Applicable Interest Rate (hereinafter defined) (all duties and obligations of Borrower pursuant to this Note are hereinafter referred to as “Debt”).

Lender agrees that this Note is being issued as payment in full of the Borrower’s obligations with respect to accruals for Board of Directors fees (the “Prior Obligations”), which Prior Obligations the Lender agrees are hereby paid in full and terminated.

1. PAYMENT

Borrower shall make payments due under this Promissory Note (“Note”) to Lender at the above captioned address, or such other address as Lender shall designate in writing. Payments will be applied first to accrued interest, then unpaid fees, and then principal. All amounts due under this Note shall be payable without setoff, counterclaim or any other deduction whatsoever.

2. MATURITY

All principal and accrued interest shall be due and payable no later than the date twelve (12) months from the date of this Note (the “Maturity Date”). Notwithstanding the foregoing, Borrower shall have the option to extend the Maturity Date by six (6) months on written notice to Lender prior to the expiration of the initial twelve (12) month term.

3. PREPAYMENT

This Note may be prepaid in whole or in part at any time without premium or penalty.

4. INTEREST

The term “Applicable Interest Rate” means a rate of five percent (5.00%) per annum simple interest. Interest shall be payable monthly on the Maturity Date. Interest on the principal sum of this Note shall be calculated on the basis of a three hundred sixty (360) day year with equal months and paid for the actual number of days elapsed.

5. CONVERSION

6. The Debt may be converted upon written notice by Borrower to Lender at any time into shares of Common Stock, par value $0.0001, of the Borrower (the “Common Shares”). Promptly following such notice, Borrower shall issue a number of Common Shares to Lender equal to (a) the principal amount of this Note plus all accrued and unpaid interest as of the date of the Conversion Notice divided by (b) $0.05 (the “Conversion Shares”). Upon issuance of the Conversion Shares, the Debt shall be deemed paid in full and this Note shall be terminated. Lender covenants and agrees that Lender shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Conversion Shares without the prior written consent of the Company, as the case may be, for one (1) year from the date of issuance of the Conversion Shares, and Lender shall execute any further agreement reflecting the foregoing as may be requested by the Company at the time of such issuance.

7.

8. DEFAULT AND ACCELERATION

A breach under this Note that has not been cured within ten (10) business days following written notice from Lender shall constitute an “Event of Default.” So long as an Event of Default exists, Lender may, at its option, without notice or demand to Borrower, declare the Debt immediately due and payable. All remedies hereunder and at law or in equity shall be cumulative. In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security for the Debt or to defend against any claims asserted by Borrower under this Note, Borrower also agrees to pay to Lender all costs of collection or defense incurred by Lender, including reasonable attorneys’ fees for the services of counsel whether or not suit be brought. During the occurrence of an Event of Default, Borrower shall pay interest on the entire unpaid principal sum at the rate equal to seven percent (7.00%).

9. SAVINGS CLAUSE

This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance due hereunder at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Note, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of such maximum rate, the Applicable Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of this Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

10. NOTICES

Any notice or communication required or permitted hereunder shall be made in writing and given by facsimile, certified mail, hand delivery or overnight mail to the address provided herein, unless an alternative address is provided in writing. Each party may change the address or addressee to receive notice from time to time by giving notice in the foregoing manner. The person entitled to notice may waive any notice required under this Agreement in writing. Simultaneous email verification of any notice issued under this Section is requested, but not required. Notices may be given on behalf of a party as set forth below:

If to Borrower:	Immune Therapeutics, Inc.
2431 Aloma Ave
Suite 124
Winter Park, FL 32792

If to Lender, then to the address listed in the introductory paragraph.

1. WAIVER

Borrower and any endorsers, sureties or guarantors hereof jointly and severally waive presentment and demand for payment, notice of intent to accelerate maturity, notice of acceleration of maturity, protest and notice of protest and non-payment, all applicable exemption rights, valuation and appraisement, notice of demand, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note and the bringing of suit and diligence in taking any action to collect any sums owing hereunder.

2. TRANSFER

Lender shall have the right at any time or from time to time to sell or assign this Note and the loan evidenced by this Note. Lender shall notify Borrower in writing of any such sale or assignment. Borrower shall execute, acknowledge and deliver any and all instruments requested by Lender to satisfy such purchasers or participants that the unpaid indebtedness evidenced by this Note is outstanding upon the terms and provisions set out in this Note. To the extent, if any, specified in such assignment or participation, such assignee(s) or participant(s) shall have the rights and benefits with respect to this Note as such assignee(s) or participant(s) would have if they were the Lender hereunder. Borrower may not assign its obligations under this Note without the prior written consent of Lender.

3. APPLICABLE LAW

This Note shall be governed by and construed in accordance with the laws of the state of Florida (without regard to any conflict of laws or principles) and the applicable laws of the United States of America.

4. NO ORAL CHANGE

The provisions of this Note may be amended or revised only by an instrument in writing signed by the Borrower and Lender. This Note embodies the final, entire agreement of Borrower and Lender and supersedes any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the subject matter hereof and thereof and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of Borrower and Lender. There are no oral agreements between Borrower and Lender.

Executed as of the day and year first above written.

BORROWER:

Immune Therapeutics, Inc.

/s/ Roscoe Moore
Dr. Roscoe Moore, its Chairman of the Board

Accepted and agreed:

Mr. Kevin Phelps

By:	/s/ Kevin Phelps

Date:	8/30/2021